Exhibit 99.1

30 Rockefeller Plaza, Suite 2050 New York, NY 10112 www.digitalinfrastructurereit.com April 29, 2026 Dear Stockholder: We are writing to update you on StratCap Digital Infrastructure REIT, Inc. (the “Company,” the “REIT,” “we,” “our” or “us”) and to inform you of important recent decisions made by our Board of Directors (the “Board”) at its April 28, 2026, meeting. As described in the supplement to our prospectus and in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), the Board determined to initiate a formal process to evaluate and pursue strategic alternatives for the Company with the objective of maximizing stockholder value. Recent Asset Sale On December 22, 2025, the Company completed the sale of its portfolio of 48 wireless towers for aggregate gross proceeds of approximately $55.1 million. Net proceeds after debt repayment, transaction costs and required reserves totalled approximately $38.5 million. We believe the sale was executed at an attractive price and maximized value for our stockholders. Strategic Alternatives Review Process There has been recent volatility in the digital infrastructure market driven by uncertainty around technology and AI companies, including uncertainty regarding their anticipated capital expenditure programs. We are seeing tighter conditions in the credit markets and shifting demand dynamics across our key focus sectors. These factors, combined with the current geopolitical environment, are creating significant valuation uncertainty across data center transactions. Additionally, the fundraising environment within the retail investor channel has been challenging, with an increase in share repurchase requests and a simultaneous reduction of fund inflows. As part of our commitment to responsible capital stewardship, our advisor, StratCap Digital Infrastructure Advisors II, LLC (our “Advisor”), an affiliate of StratCap Investment Management, LLC (our “Sponsor”), internally reviewed the outlook for the Company under current market conditions, with a view toward determining the best path forward for the Company and its stockholders. Our Advisor engaged a financial advisor that specializes in the alternatives industry to assist in connection with its assessment. Following our Advisor’s review of potential options and the current market environment, the Board determined that it is in the best interest of the Company to initiate a formal process to evaluate and pursue strategic alternatives for the Company (the “Strategic Alternatives Review Process”). The Board directed and authorized the Company to engage an independent third-party financial advisor to assist the Board with the Strategic Alternatives Review Process. The Board intends to consider and assess a broad range of potential transactions and other strategic options for the Company. The Board has not made any decision to pursue any particular transaction at this time, and no timetable has been set for the completion of the Strategic Alternatives Review Process.

2 Potential Strategic Alternatives The strategic alternatives may include, among other alternatives:  Seeking to sell, recapitalize or otherwise monetize some or all of the Company’s assets in an orderly manner over a timeframe determined by the Board;  Evaluating potential transactions involving the Company or its subsidiaries, such as portfolio sales, joint ventures, recapitalizations, or a merger or other business combination;  Managing and optimizing the Company’s liabilities, capital structure and liquidity;  Considering potential special distributions or other returns of capital to stockholders, from time to time, in connection with asset sales or other strategic transactions, in each case subject to the Board’s discretion and applicable requirements; and  Determining that it is in the best interest of the Company to continue operating in its current form or in a modified form as a standalone entity. There can be no assurance that the Strategic Alternatives Review Process will result in any particular transaction or series of transactions, any specific outcome, or that any transaction will be consummated on favorable terms, within any particular timeframe, or at all. Termination of the Public Offering We are terminating our public offering, including our distribution reinvestment plan (“DRIP”), effective immediately. As a result, we do not intend to issue additional shares of common stock in the current public offering and DRIP. Distributions The Board did not authorize distributions for May 2026. The Company will pay previously authorized and declared distributions for the month of April 2026 in May 2026. All such distributions will be paid in cash. The payment of any future distributions will be determined at the discretion of the Board and will depend on, among other things, the factors described above and in the Company’s public filings with the SEC. Share Repurchase Program & NAV Determinations The Board also determined to partially suspend the Company’s share repurchase program (the “SRP”) for an indefinite period. Repurchase requests, other than as described below, made pursuant to the SRP will not be accepted or processed in April 2026, and any previously submitted repurchase requests that have not been processed will not be fulfilled unless the Board reinstates the SRP. Repurchases due to death or qualifying disability will continue to be processed in accordance with the terms of the SRP, subject to the Board’s discretion and applicable limitations. The Company intends to change the frequency of its net asset value (“NAV”) determinations from monthly to annually following the upcoming announcement of its March 31, 2026 NAV, and, in connection therewith, expects

3 to amend the SRP to reflect the change to annual NAV determinations. These anticipated changes, when and if implemented, will be disclosed in a Current Report on Form 8-K filed with the SEC. Advisor Fee Deferral To further support the Company’s position and enhance the potential amounts available for distribution to stockholders, our Advisor agreed to defer all fees that accrue and would otherwise be payable by the Company to our Advisor and/or its affiliates beginning on April 30, 2026, until such time as determined by the Advisor, in its sole discretion. All or part of such fees will be payable in the sole discretion of our Advisor, as applicable, upon prior notice to the Company. Additional Information We would like to emphasize that these decisions were not made lightly. Given the economic uncertainty, challenging fundraising environment and sub-scale size of the Company, we believe these decisions and the commencement of the Strategic Alternatives Review Process are critical to preserve liquidity and strategic flexibility and work towards an outcome that best protects and maximizes stockholder value. We also believe the Board’s determinations with respect to our public offering (including DRIP), distributions and the SRP are consistent with the actions of other public non-traded REITs that have undergone evaluations of strategic alternatives. If you have questions, please contact your financial representative. This letter will be filed as an exhibit to a Current Report on Form 8-K with the SEC. We encourage you to review the full Form 8-K, the related supplement and the Company’s other filings with the SEC, which are available free of charge at the SEC’s website at www.sec.gov and on our website at www.digitalinfrastructurereit.com. Our Sponsor is the Company’s largest stockholder, holding approximately 16% of the Company’s outstanding shares, and remains closely aligned with you. We will keep you informed as we proceed through this important period. Thank you for your continued trust in us. Sincerely, Jim Condon President and Chairman of the Board StratCap Digital Infrastructure REIT, Inc.

4 Important Notice Regarding Forward-Looking Statements This letter contains “forward-looking statements” within the meaning of the federal securities laws. These statements include, among other things, statements regarding the Company’s evaluation of potential strategic alternatives, the suspension of the SRP, the timing and amount of any future distributions, and other future events or developments. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties, many of which are beyond the Company’s control. Actual results may differ materially from those expressed or implied in the forward-looking statements due to factors including, but not limited to, those described in the Company’s filings with the SEC from time to time. There can be no assurance that the Board’s review of strategic alternatives will result in any particular transaction or other outcome, that any transaction will be consummated on favorable terms, within expected time frames, or at all, or as to the timing or amount of any distributions or returns of capital to stockholders. Following completion of its review of strategic alternatives, the Board may determine that no transaction is in the best interest of the Company and that the Company should continue to operate on a standalone basis. You should not place undue reliance on any forward-looking statements, which speak only as of the date of this letter. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this letter, except as required by law. This letter does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor does it constitute a solicitation of a proxy, consent or authorization with respect to any securities of the Company.